Exhibit 99.1

Press Release	II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, Pennsylvania 16056
Telephone (724) 352-4455

Release Date: January 3, 2008	Contact:	Craig A. Creaturo
Chief Financial Officer and Treasurer
(724) 352-4455
ccreaturo@ii-vi.com
Homepage: www.ii-vi.com

II-VI Incorporated

Acquires Majority Interest in

HIGHYAG Lasertechnologie GmbH

PITTSBURGH, PA – January 3, 2008 – II-VI Incorporated (NASDAQ NGS: IIVI) announced today it has completed its acquisition of a 74.9% equity interest in HIGHYAG Lasertechnologie GmbH (HIGHYAG) in exchange for cash as previously announced in a press release dated October 2, 2007. Financial terms of the transaction were not disclosed. As part of the Company’s earnings release for its second fiscal quarter ended December 31, 2007 scheduled for January 22, 2008, the Company will update its earnings guidance to include HIGHYAG for the fiscal year ending June 30, 2008.

About II-VI Incorporated

II-VI Incorporated, the worldwide leader in crystal growth technology, is a vertically-integrated manufacturing company that creates and markets products for a diversified customer base including industrial manufacturing, military and aerospace, medical radiology, high-power electronics and telecommunications, and thermoelectronics applications. Headquartered in Saxonburg, Pennsylvania, with manufacturing, sales, and distribution facilities worldwide, the Company produces numerous crystalline compounds including zinc selenide for infrared laser optics, cadmium zinc telluride for gamma radiation detectors, silicon carbide for high-power electronic and microwave applications, and bismuth telluride for thermoelectric coolers.

The Company’s infrared optics business, II-VI Infrared, manufactures optical and opto-electronic components for industrial laser and thermal imaging systems. The Company’s near-infrared optics business, VLOC, manufactures near-infrared and visible light products for industrial, scientific, military and medical instruments and laser gain materials and products for solid-state YAG and YLF lasers. In the Company’s military and materials business, the military infrared optics business, Exotic Electro-Optics (EEO), manufactures infrared products for military applications and the materials business, Pacific Rare Specialty Metals & Chemicals, is a producer and refiner of selenium and tellurium metals and chemicals. In the Company’s Compound Semiconductor Group, the eV PRODUCTS division manufactures and markets solid-state x-ray and gamma-ray sensor products and materials for use in medical, industrial, environmental, scientific and homeland security applications; the Wide Bandgap Materials (WBG) group manufactures and markets single crystal silicon carbide substrates for use in the solid-state lighting, wireless infrastructure, RF electronics and power switching industries; the Marlow Industries, Inc.

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II-VI Incorporated

January 3, 2008

subsidiary designs and manufactures thermoelectric cooling and power generation solutions for use in defense, space, photonics, telecommunications, medical, consumer and industrial markets; and, the Advanced Materials Development Center (AMDC) provides expertise in materials development, process development, and manufacturing scale up.

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007; (iii) purchasing patterns from customers and end-users; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; and/or (vi) the Company’s ability to devise and execute strategies to respond to market conditions.

CONTACT: Craig A. Creaturo, Chief Financial Officer and Treasurer of II-VI Incorporated, 724-352-4455, or e-mail, ccreaturo@ii-vi.com.

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